                              NORWEST CORPORATION

                               POWER OF ATTORNEY
                          OF DIRECTOR AND/OR OFFICER


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, JOHN T. THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of 10,000,000 shares of Common Stock of the Corporation, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued from time to time in connection with one or more acquisitions, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of November, 1997.



                                       /s/ Les Biller
                                       --------------------------------
                                       Les Biller

                              NORWEST CORPORATION

                               POWER OF ATTORNEY
                          OF DIRECTOR AND/OR OFFICER



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, JOHN T. THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of 10,000,000 shares of Common Stock of the Corporation, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued from time to time in connection with one or more acquisitions, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of November, 1997.



                                       /s/ J.A. Blanchard III
                                       --------------------------------
                                       J.A. Blanchard III

                              NORWEST CORPORATION

                               POWER OF ATTORNEY
                          OF DIRECTOR AND/OR OFFICER



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, JOHN T. THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of 10,000,000 shares of Common Stock of the Corporation, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued from time to time in connection with one or more acquisitions, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of November, 1997.



                                       /s/ David A. Christensen
                                       --------------------------------
                                       David A. Christensen

                              NORWEST CORPORATION

                               POWER OF ATTORNEY
                          OF DIRECTOR AND/OR OFFICER



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, JOHN T. THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of 10,000,000 shares of Common Stock of the Corporation, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued from time to time in connection with one or more acquisitions, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of November, 1997.



                                       /s/ Pierson M. Grieve
                                       --------------------------------
                                       Pierson M. Grieve

                              NORWEST CORPORATION

                               POWER OF ATTORNEY
                          OF DIRECTOR AND/OR OFFICER



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, JOHN T. THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of 10,000,000 shares of Common Stock of the Corporation, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued from time to time in connection with one or more acquisitions, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of November, 1997.



                                       /s/ Charles M. Harper
                                       --------------------------------
                                       Charles M. Harper

                              NORWEST CORPORATION

                               POWER OF ATTORNEY
                          OF DIRECTOR AND/OR OFFICER



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, JOHN T. THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of 10,000,000 shares of Common Stock of the Corporation, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued from time to time in connection with one or more acquisitions, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of November, 1997.



                                       /s/ William A. Hodder
                                       --------------------------------
                                       William A. Hodder

                              NORWEST CORPORATION

                               POWER OF ATTORNEY
                          OF DIRECTOR AND/OR OFFICER



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, JOHN T. THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of 10,000,000 shares of Common Stock of the Corporation, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued from time to time in connection with one or more acquisitions, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of November, 1997.



                                       /s/ Lloyd P. Johnson
                                       --------------------------------
                                       Lloyd P. Johnson

                              NORWEST CORPORATION

                               POWER OF ATTORNEY
                          OF DIRECTOR AND/OR OFFICER



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, JOHN T. THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of 10,000,000 shares of Common Stock of the Corporation, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued from time to time in connection with one or more acquisitions, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of November, 1997.



                                       /s/ Reatha Clark King
                                       --------------------------------
                                       Reatha Clark King

                              NORWEST CORPORATION

                               POWER OF ATTORNEY
                          OF DIRECTOR AND/OR OFFICER



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, JOHN T. THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of 10,000,000 shares of Common Stock of the Corporation, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued from time to time in connection with one or more acquisitions, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of November, 1997.



                                       /s/ Richard M. Kovacevich
                                       --------------------------------
                                       Richard M. Kovacevich

                              NORWEST CORPORATION

                               POWER OF ATTORNEY
                          OF DIRECTOR AND/OR OFFICER



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, JOHN T. THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of 10,000,000 shares of Common Stock of the Corporation, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued from time to time in connection with one or more acquisitions, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of November, 1997.



                                       /s/ Richard S. Levitt
                                       --------------------------------
                                       Richard S. Levitt

                              NORWEST CORPORATION

                               POWER OF ATTORNEY
                          OF DIRECTOR AND/OR OFFICER



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, JOHN T. THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of 10,000,000 shares of Common Stock of the Corporation, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued from time to time in connection with one or more acquisitions, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of November, 1997.



                                       /s/ Richard D. McCormick
                                       --------------------------------
                                       Richard D. McCormick

                              NORWEST CORPORATION

                               POWER OF ATTORNEY
                          OF DIRECTOR AND/OR OFFICER



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, JOHN T. THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of 10,000,000 shares of Common Stock of the Corporation, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued from time to time in connection with one or more acquisitions, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of November, 1997.



                                       /s/ Cynthia H. Milligan
                                       --------------------------------
                                       Cynthia H. Milligan

                              NORWEST CORPORATION

                               POWER OF ATTORNEY
                          OF DIRECTOR AND/OR OFFICER



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, JOHN T. THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of 10,000,000 shares of Common Stock of the Corporation, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued from time to time in connection with one or more acquisitions, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of November, 1997.



                                       /s/ Benjamin F. Montoya
                                       --------------------------------
                                       Benjamin F. Montoya

                              NORWEST CORPORATION

                               POWER OF ATTORNEY
                          OF DIRECTOR AND/OR OFFICER



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, JOHN T. THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of 10,000,000 shares of Common Stock of the Corporation, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued from time to time in connection with one or more acquisitions, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of November, 1997.



                                       /s/ Ian M. Rolland
                                       --------------------------------
                                       Ian M. Rolland

                              NORWEST CORPORATION

                               POWER OF ATTORNEY
                          OF DIRECTOR AND/OR OFFICER



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, JOHN T. THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of 10,000,000 shares of Common Stock of the Corporation, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued from time to time in connection with one or more acquisitions, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of November, 1997.



                                       /s/ Michael W. Wright
                                       --------------------------------
                                       Michael W. Wright